Exhibit 99.2

Quarterly Financial and Operating Supplement For the Quarter Ended March 31, 2010 Ramco-Gershenson Properties Trust 31500 Northwestern Highway Suite 300 Farmington Hills, MI 48334 (248) 350-9900 www.rgpt.com

Ramco-Gershenson Properties Trust Quarterly Financial and Operating Supplement March 31, 2010 (unaudited) TABLE OF CONTENTS Page Quarterly & Year-to-Date Financial Results Consolidated Statements of Income 1 Income Statement Detail 2 Earnings Per Common Share 3 Calculation of Funds from Operations and Additional Disclosures 4 Selected Financial and Operating Ratios 5 Consolidated Balance Sheets 6 Balance Sheet Detail 7 Quarterly & Year-to-Date Operating Information Same Properties Analysis 8 Leasing Activity Analysis Total Shopping Center Portfolio 9 Redevelopment and Development Projects 10 Debt and Market Capitalization Information Summary of Outstanding Debt 11 Loan 12 Maturity Summary Market Data 13 Portfolio Information Property Summaries 14-17 Major Tenant Exposure 18 Summary of Expiring GLA 19 Joint Venture Information Joint Venture Contribution to Funds from Operations 20 Joint Venture Combining Balance Sheets 21 Summary of Joint Venture Debt 22 Joint Venture Same Properties Analysis 23 Joint Venture Leasing Activity Analysis 24 Joint Venture Summary of Expiring GLA 25 Investor Information 26

Ramco-Gershenson Properties Trust Consolidated Statements of Income For the Three Months Ended March 31, 2010 (in thousands) Increase Percent 2010 2009 (Decrease) Change Revenues: Minimum rents 20,574 $ 21,260 $ (686) $ (3.2) % Percentage rents 78 253 (175) (69.2) Recoveries from tenants 7,812 9,038 (1,226) (13.6) Other property income 1,236 201 1,035 514.9 Fees and management income 1,121 1,129 (8) (0.7) Total revenues 30,821 31,881 (1,060) (3.3) Expenses: Real estate taxes 4,528 4,620 (92) (2.0) Recoverable operating expenses 3,979 4,521 (542) (12.0) Other property operating expenses 1,047 989 58 5.9 Depreciation and amortization 7,787 7,765 22 0.3 General and administrative 3,983 3,980 3 0.1 Total expenses 21,324 21,875 (551) (2.5) Income from continuing operations before other income and expenses 9,497 10,006 (509) (5.1) Other income and expenses: Other income (expense) (330) 153 (483) (316.0) Gain on sale of real estate assets - 348 (348) (100.0) Earnings from unconsolidated entities 867 520 347 66.7 Interest (8 734) (8 104) (630) 7 8 Three Months Ended March 31, 1Q2010 Page 1

expense 8,734) 8,104) 7.8 Impairment charge on unconsolidated joint ventures (2,653) - (2,653) 100.0 Restructuring costs, impairment of real estate assets and other items - (380) 380 (100.0) Income (loss) from continuing operations (1,353) 2,543 (4,998) (196.5) Discontinued operations: Income from operations - 87 (87) (100.0) Income from discontinued operations - 87 (87) (100.0) Net income (loss) (1,353) 2,630 (3,983) (151.4) Less: Net (income) loss attributable to noncontrolling interest 670 (380) 1,050 (276.3) Net income (loss) attributable to Ramco-Gershenson Properties Trust ("RPT") common shareholders (683) $ 2,250 $ (2,933) $ (130.4) % Amounts attributable to RPT common shareholders: Income (loss) from continuing operations (683) $ 2,175 $ (2,858) $ (131.4) % Income from discontinued operations - 75 (75) (100.0) Net income (loss) (683) $ 2,250 $ (2,933) $ (130.4) % Property Operating Expense Recovery Ratio 91.8% 98.9% (7.0) % Ramco-Gershenson Properties Trust Income Statement Detail For the Three Months Ended March 31, 2010 (in thousands) Increase 2010 2009 (Decrease) Other property income: Lease termination income 1,049 $ 4 $ 1,045 $ Temporary income 95 100 (5) TIF revenue 50 - 50 Other 42 97 (55) Other property income 1,236 $ 201 $ 1,035 $ Fees and management income: Management fees 747 $ 756 $ (9) $ Leasing fees 226 146 80 Development related fees 148 149 (1) Other - 78 (78) Fees and management income 1,121 $ 1,129 $ (8) $ (expense): Three Months Ended March 31, 1Q2010 Page 2

Other income Real estate taxes on development projects (336) $ - $ (336) $ Interest income 11 156 (145) Other (5) (3) (2) Other income (expense) (330) $ 153 $ (483) $ Gain on sale of real estate assets: Gain on sales of non-depreciable real estate assets - $ 348 $ (348) $ Gain on sales of depreciable real estate assets - - - Gain on sale of real estate assets - $ 348 $ (348) $ Restructuring costs, impairment of real estate assets and other items: Restructuring expense - $ (380) $ 380 $ Restructuring costs, impairment of real estate assets and other items - $ (380) $ 380 $ Ramco-Gershenson Properties Trust Earnings Per Common Share ("EPS") For the Three Months Ended March 31, 2010 (in thousands, except per share data) 2010 2009 Numerator: Income (loss) from continuing operations before noncontrolling interest (1,353) $ 2,543 $ Noncontrolling interest from continuing operations 670 (368) Income from continuing operations available to RPT common shareholders (683) 2,175 Discontinued operations, net of noncontrolling interest: Gain (loss) on sale of real estate assets - - Income from operations - 75 Net income (loss) available to RPT common shareholders (683) $ 2,250 $ Denominator: Weighted-average common shares for basic EPS 31,020 18,609 Dilutive effect of securities: Options outstanding - - Weighted average common EPS 31 020 18 609 Three Months Ended March 31, 1Q2010 Page 3

Weighted-shares for diluted 31,020 18,609 Basic EPS: Income (loss) from continuing operations attributable to RPT common shareholders (0.02) $ 0.12 $ Income from discontinued operations attributable to RPT common shareholders - - Net income (loss) attributable to RPT common shareholders (0.02) $ 0.12 $ Diluted EPS: Income (loss) from continuing operations attributable to RPT common shareholders (0.02) $ 0.12 $ Income from discontinued operations attributable to RPT common shareholders - - Net income (loss) attributable to RPT common shareholders (0.02) $ 0.12 $ Ramco-Gershenson Properties Trust Calculation of Funds from Operations and Additional Disclosures For the Three Months Ended March 31, 2010 (in thousands, except per share amounts) 2010 2009 Calculation of Funds from Operations: Net income (loss) attributable to RPT common shareholders (683) $ 2,250 $ Add: Rental property depreciation and amortization expense 7,585 7,591 Pro rata share of real estate depreciation from unconsolidated joint ventures 1,676 1,692 Noncontrolling interest in Operating Partnership (69) 380 Funds from operations available to RPT common shareholders, assuming conversion of Operating Partnerhsip units 8,509 $ 11,913 $ Weighted average common shares 31,020 18,609 Shares issuable upon conversion of Operating Partnership units 2,902 2,919 Dilutive effect of securities - - Weighted average equivalent shares outstanding, diluted 33,922 21,528 [1] Funds from operations available to RPT common shareholders, per diluted share 0.25 $ 0.55 $ [1] Impairment charge on unconsolidated joint ventures 0.08 - Funds from operations available to RPT common shareholders, excluding charge diluted share Three Months Ended March 31, 0 33 $ 0 55 $ 1Q2010 Page 4

impairment charge, per Dividend per common share 0.1633 $ 0.2313 $ Payout ratio - FFO 65.1% 41.8% Additional Supplemental Disclosures: Consolidated : Straight-line rental income 523 $ 151 $ Above/below market rent amortization 207 13 Fair market value of interest adjustment - acquired property 72 78 Stock-based compensation expense (reversal) (23) (2) Pro-rata share from Unconsolidated Joint Ventures: Straight-line rent 115 158 Above/below market rent amortization 97 12 Fair market value of interest adjustment - acquired property 2 123 [1] Reflects correction for additional weighted average equivalent shares outstanding at March 31, 2009. FFO per diluted share previously reported as $0.56 for the three months ended March 31, 2009. 0.33 0.55 Ramco-Gershenson Properties Trust Selected Financial and Operating Ratios For the Three Months Ended March 31, 2010 (in thousands, except per share amounts) 2010 2009 EBITDA Calculation: Income (Loss) from Continuing Operations (1,353) $ 2,543 $ [1] Less: (Gain) Loss on Sale of Depreciable Real Estate from Continuing Operations - - Add Back: Impairment Charge on Unconsolidated Joint Ventures 2,653 - Restructuring Expense - 380 Income from Discontinued Operations - 87 Interest Expense 8,734 8,104 Depreciation and Amortization 7,787 7,765 Consolidated EBITDA 17,821 18,879 Scheduled Mortgage Principal Payments 1,149 1,165 Preferred Dividends - - Debt and Coverage Ratios: Consolidated Debt to EBITDA - Latest Twelve Months (LTM) 7.67 8.20 Interest Coverage Ratio (EBITDA / Interest Expense) 2.04 2.33 Three Months Ended March 31, 1Q2010 Page 5

Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Mortgage Principal Pmts.) 1.80 2.04 Operating Ratios: NOI (GAAP Basis) 20,146 20,622 Operating Margin (NOI / Total Rental Revenue) 67.8% 67.1% General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [2]: Revenue From REIT Owned Properties 29,700 $ 30,752 $ Revenue From Joint Venture Properties 26,414 23,798 Revenue From Non-REIT Properties Under Management Contract 925 929 Total Rental Revenues Under Management 57,039 $ 55,479 $ General and Administrative Expense 3,983 $ 3,980 $ General and Administrative Expense / Total Rental Revenues Under Management 6.98% 7.17% [1] Q1 2009 excludes $348 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.05 for the three months ended 03/31/09. [2] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract. Ramco-Gershenson Properties Trust Consolidated Balance Sheets As of March 31, 2010 (in thousands) March 31, December 31, 2010 2009 ASSETS Investment in real estate, net 829,004 $ 804,295 $ Cash and cash equivalents 4,778 8,800 Restricted cash 4,967 3,838 Accounts receivable, net 30,278 31,900 Notes receivable from unconsolidated entities 763 12,566 Equity investments in unconsolidated entities 94,462 97,506 Other assets, net 37,793 39,052 Total Assets 1,002,045 $ 997,957 $ LIABILITIES AND SHAREHOLDERS' EQUITY Mortgages and notes payable 565,421 $ 552,551 $ Accounts payable and accrued expenses 21,505 26,440 Distributions payable 5,501 5,477 Capital lease obligation 6,855 6,924 1Q2010 Page 6

p g Total Liabilities 599,282 591,392 SHAREHOLDERS' EQUITY Ramco-Gershenson Properties Trust shareholders' equity: Common shares of beneficial interest 310 309 Additional paid-in capital 486,434 486,731 Accumulated other comprehensive loss (1,701) (2,149) Cumulative distributions in excess of net income (123,415) (117,663) Total RPT Shareholders' Equity 361,628 367,228 Noncontrolling interest 41,135 39,337 Total Shareholders' Equity 402,763 406,565 Total Liabilities and Shareholders' Equity 1,002,045 $ 997,957 $ Ramco-Gershenson Properties Trust Balance Sheet Detail As of March 31, 2010 (in thousands) March 31, December 31, 2010 2009 Investment in Real Estate: Land 103,461 $ 99,147 $ Buildings and improvements 820,444 818,142 Land held for development 96,318 69,936 Construction in progress 6,005 8,225 1,026,228 995,450 Less: accumulated depreciation (197,224) (191,155) Investment in real estate, net 829,004 $ 804,295 $ Accounts Receivable: Accounts receivable tenants, net 12,726 $ 14,786 $ Straight-line rent receivable, net 17,552 17,114 Accounts receivable, net 30,278 $ 31,900 $ 1Q2010 Page 7

Other Assets: Deferred leasing costs 41,605 $ 40,922 $ Intangible assets 5,405 5,836 Deferred financing costs 11,063 10,525 Other 6,213 6,162 64,286 63,445 Less: accumulated amortization (39,268) (37,766) 25,018 25,679 Prepaid expenses and other 12,775 13,373 Other assets, net 37,793 $ 39,052 $ Ramco-Gershenson Properties Trust Same Properties Analysis For the Three Months Ended March 31, 2010 (in thousands) March 31, March 31, 2010 2009 % Change Number of Properties [1] 49 49 0.0% Occupancy 91.4% 93.6% -2.3% REVENUE: Minimum Rents $18,403 $19,163 -4.0% Percentage Rent 72 193 -62.5% Recoveries from Tenants 7,762 8,117 -4.4% Other Income 132 129 2.4% $26,370 $27,601 -4.5% EXPENSES: Real Estate Taxes $4,329 $4,426 -2.2% Property Operating and Maintenance 3,379 3,718 -9.1% 1Q2010 Page 8

Other Operating 727 1,197 -39.2% $8,435 $9,341 -9.7% NET OPERATING INCOME $17,935 $18,261 -1.8% Operating Expense Recovery Ratio 100.7% 99.7% 1.0% [1] Excludes straight-line rent, marked-to-market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment. Ramco-Gershenson Properties Trust Leasing Activity Analysis Total Shopping Center Portfolio As of March 31, 2010 Non-Anchors Anchors Outlots Total Total Lease Summary Comparable: [1] Number of Leases 95 12 2 109 107 Gross Leasable Area (sq.ft.) 363,773 354,025 12,675 730,473 717,798 Contractual Rent / Sq.Ft. ($/sq.ft.) [2] $12.67 $6.95 $14.88 $9.93 $9.85 Prior Rent / Sq.Ft. ($/sq.ft.) [3] $14.08 $8.59 $13.14 $11.40 $11.37 PSF Annual Increase / (Decrease) ($1.40) ($1.64) $1.75 ($1.47) ($1.52) % Increase / (Decrease) -10.0% -19.1% 13.3% -12.9% -13.4% Lease Renewals: [1] Non-Anchors Anchors Outlots Total Number of Leases 79 10 - 89 89 Gross Leasable Area (sq.ft.) 277,953 312,350 - 590,303 590,303 Contractual Rent / Sq.Ft. ($/sq.ft.) [2] $13.62 $6.13 $0.00 $9.66 $9.66 Prior Rent / Sq.Ft. ($/sq.ft.) [3] $15.23 $7.93 $0.00 $11.37 $11.37 PSF Annual Increase / (Decrease) ($1.61) ($1.79) $0.00 ($1.71) ($1.71) % Increase / (Decrease) -10.6% -22.6% 0.0% -15.1% -15.1% New Leases Signed: [1] Non-Anchors Anchors Outlots Total Number of Leases 16 2 2 20 18 Gross Leasable Area (sq.ft.) 85,820 41,675 12,675 140,170 127,495 Total Excluding Outlots Total Excluding Outlots Total Excluding Outlots 1Q2010 Page 9

Contractual Rent / Sq.Ft. ($/sq.ft.) [2] $9.61 $13.04 $14.88 $11.11 $10.73 Prior Rent / Sq.Ft. ($/sq.ft.) [3] $10.32 $13.57 $13.14 $11.54 $11.38 PSF Annual Increase / (Decrease) ($0.71) ($0.53) $1.75 ($0.43) ($0.65) % Increase / (Decrease) -6.9% -3.9% 13.3% -3.8% -5.7% Total Lease Summary - Comparable and Non-comparable:Non-Anchors Anchors Outlots Total Number of Leases 95 14 2 111 109 Gross Leasable Area (sq.ft.) 363,773 421,383 12,675 797,831 785,156 Contractual Rent / Sq.Ft. ($/sq.ft.) $12.67 $6.80 $14.88 $9.61 $9.52 Prior Rent / Sq.Ft. ($/sq.ft.) $14.08 $8.18 $13.14 $10.95 $10.91 PSF Annual Increase / (Decrease) ($1.40) ($1.38) $1.75 ($1.34) ($1.39) % Increase / (Decrease) -10.0% -16.9% 13.3% -12.3% -12.8% Notes [1] Comparable leases represent those leases signed on spaces for which there was a former tenant [2] Contractual rent represents contractual minimum rent under the new lease for the first 12 months of the term [3] Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term Total Excluding Outlots Ramco-Gershenson Properties Trust Redevelopment and Development Projects As of March 31, 2010 (in millions) Redevelopment Projects RPT Ownership % Project Description Stabilized Return on Cost [1][2] Projected Stabilized NOI [3] Pro Rata Stabilized NOI Total Projected Cost[4] Pro Rata Projected Cost Pro Rata Cost to Date Pro Rata Cost to Complete West Allis Towne Centre - West Allis, WI 100% Complete reconfiguration of center to accommodate Burlington Coat in 71,000 SF - opened, new small shop tenancies. 11.3% $1.4 $1.4 $11.9 $11.9 $9.5 $2.4 Holcomb Center - Roswell, GA 100% Studio Movie Grill in 39,668 SF -under construction. 11.4% $0.5 $0.5 $4.2 $4.2 $2.3 $1.9 Troy Marketplace - Troy, MI 30% Retenanting 97,000 SF Home Expo/LA Fitness - opened. New out lot building. 16.4% $1.4 $0.4 $8.3 $2.5 $1.8 $0.7 The Shops at Old Orchard - W. Bloomfield, MI 30% Plum Market in 37,000 SF (specialty grocery) - opened, complete small shop retenancy plus façade and structural improvements. 10.9% $1.1 $0.3 $10.2 $3.1 $2.7 $0.4 Collins Pointe Plaza - Cartersville, GA 20% Freestanding CVS-under construction, retenanting Winn Dixie and small shop space. 21.0% $0.6 $0.1 $2.9 $0.6 $0.2 $0.4 Total Current Redevelopments 12.1% $5.0 $2.7 $37.6 $22.3 $16.5 $5.8 Cost to 1Q2010 Page 10

Development Projects Project Description Date Hartland Towne Square - Hartland Twp., MI 550,000 SF power center project. $37.6 [5] The Town Center at Aquia - Stafford, VA Phased mixed-use project. $15.6 [6] Gateway Commons - Lakeland, FL 375,000 SF power center project. $23.9 Parkway Shops - Jacksonville, FL 350,000 SF power center project. $13.3 Other Various parcels near existing assets. $5.9 Total Land Held for Development $96.3 [1] Percentage based on actual numbers before rounding. [2] Does not include fees earned by RPT. [3] Represents incremental change in revenue. [4] Represents incremental costs. [5] Consolidated in Q1 2010. RPT controlling interest of 20% in joint venture, plus 100% ownership of two TRS assets. [6] Does not include $23.1 million related to the phase 1 office building or $21.7 million related to the NBV of buildings and other assets at the property. Percent of Balance Stated Months Total at Interest Maturity To Lender or Servicer Indebtedness 3/31/2010 Rate Date Maturity Fixed Rate Debt Promenade at Pleasant Hill Principal Life 2.27% 12,838,461 $ 8.0900% Sep-10 5 River Crossing Centre Jackson National Life Ins Co. 0.54% 3,057,743 6.6700% Oct-10 6 Parkway Shops River City Signature land contract 0.83% 4,690,000 7.0000% Nov-10 8 Madison Center LaSalle Bank N.A. 1.65% 9,329,370 7.5080% May-11 13 Secured Term Loan Facility [1] KeyBank, as agent 10.61% 60,000,000 6.6467% Jun-11 15 Lakeshore Marketplace Wells Fargo/Midland 2.57% 14,526,995 7.6470% Aug-11 16 Parkway Shops St. Johns land contract 0.38% 2,166,775 6.0000% Nov-11 20 Sunshine Plaza Nationwide Life 1.96% 11,078,533 7.3500% May-12 25 Coral Creek KeyBank 1.65% 9,313,677 6.7800% Jul-12 27 The Crossroads L.J. Melody & Co./Salomon 1.96% 11,104,773 6.5000% Aug-12 28 Secured Revolving Credit Facility [1] KeyBank, as agent 7.07% 40,000,000 6.5050% Dec-12 34 East Town Plaza Citigroup Global Markets 1.93% 10,888,666 5.4500% Jul-13 40 Centre at Woodstock Wachovia 0.74% 4,197,592 6.9100% Jul-13 40 Kentwood Towne Centre Nationwide Life 1.61% 9,095,775 5.7400% Jul-13 40 Lantana Shopping Center Key Bank 1.73% 9,776,962 4.7600% Aug-13 41 The Auburn Mile Citigroup Global Markets 1.27% 7,199,785 5.3800% May-14 50 Crossroads Centre Citigroup Global Markets 4.44% 25,078,322 5.3800% May-14 50 Jackson West KeyBank 3.04% 17,180,000 5.2000% Nov-15 68 West Oaks I KeyBank 4.83% 27,300,000 5.2000% Nov-15 68 New Towne Plaza Deutsche Bank 3.50% 19,800,000 5.0910% Dec-15 69 Hoover Eleven Canada Life/GMAC 0.94% 5,330,950 7.6250% Feb-16 71 River City Marketplace JPMorgan Chase Bank, N.A. 19.45% 110,000,000 5.4355% Apr-17 85 Hoover Eleven Canada Life/GMAC 0.36% 2,037,333 7.2000% May-18 98 Crossroads Centre Home Depot Farm Bureau 0.70% 3,936,144 7.3800% Dec-19 118 West Oaks II and Spring Meadows Place JPMorgan Chase Bank, N.A. 5.54% 31,300,000 6.4950% Apr-20 122 Junior Subordinated Note [2] The Bank of New York Trust Company 4.97% 28,125,000 7.8700% Jan-38 339 Subtotal Fixed Rate Debt 86.55% 489,352,856 $ 6.1852% 70 Variable Rate Mortgages Gaines Marketplace Huntington Bank 1.28% 7,254,026 $ 5.2500% Jun-11 15 Beacon Square Huntington Bank 1.25% 7,059,199 5.5000% Jun-11 15 Hartland Towne Square Huntington Bank 0.69% 3,900,000 6.0000% Dec-11 21 Hartland Towne Square Huntington Bank 0.81% 4,605,000 6.0000% Dec-11 21 Subtotal Variable Rate Mortgages 4.04% 22,818,225 $ 5.6069% 17 Variable Rate Secured Facility Secured Revolving Credit Facility - Aquia KeyBank 3.32% 18,750,000 $ 5.5000% Dec-10 9 Secured Term Loan Facility KeyBank, as agent 1.24% 7,000,000 5.5087% Jun-11 15 Secured Revolving Credit Facility KeyBank, as agent 4.86% 27,500,000 5.5209% Dec-12 34 Subtotal Variable Rate Secured Facilities 9.42% 53,250,000 $ 5.5119% 22 Subtotal Variable Rate Mortgages & Secured Facilities 13.45% 76,068,225 $ 5.5404% 21 Subtotal Variable Rate Debt 13.45% 76,068,225 $ 5.5404% 21 Total Debt 100.00% 565,421,081 $ 6.0984% 63 [1] Effectively converted to fixed rate through swap agreements expiring December 2010. [2] Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%. Ramco-Gershenson Properties Trust Summary of Outstanding Debt As of March 31, 2010 1Q2010 Page 11

Ramco-Gershenson Properties Trust Loan Maturity Summary As of March 31, 2010 Cumulative Scheduled Total Percentage Percentage Amortization Scheduled Scheduled of Debt of Debt Year Payments Maturities Maturities Maturing Maturing 2010 36,705,745 $ 39,149,220 $ 75,854,965 $ 13.42% 13.42% 2011 5,369,236 81,764,088 87,133,324 15.41% 28.83% 2012 4,785,464 97,379,686 102,165,150 18.07% 46.89% 2013 4,111,292 30,121,368 34,232,660 6.05% 52.95% 2014 3,194,695 29,676,361 32,871,056 5.81% 58.76% 2015 3,060,059 59,457,889 62,517,948 11.06% 69.82% 2016 1,263,721 - 1,263,721 0.22% 70.04% 2017 1,159,574 110,000,000 111,159,574 19.66% 89.70% 1Q2010 Page 12

2018 1,044,700 - 1,044,700 0.18% 89.89% 2019 962,435 3,148,141 4,110,576 0.73% 90.61% 2020 + 225,378 52,842,029 53,067,407 9.39% 100.00% Totals 61,882,299 $ 503,538,782 $ 565,421,081 $ [1] Scheduled amortization payments in 2010 includes $33,000,000, which represents the portion of the Secured Term Loan Facility due by September 30, 2010. [2] Scheduled maturities in 2010 includes $18,750,000 balance on Secured Revolving Credit Facility-Aquia, $15,000,000 which can be extended for one year. [3] Scheduled maturities in 2011 includes $34,000,000 of Secured Term Loan Facility due June 2011. [4] Scheduled maturities in 2012 includes $67,500,000 which represents the balance of the Secured Revolving Credity Facility drawn as of March 31, 2010 due at maturity in December 2012. Ramco-Gershenson Properties Trust Market Data As of March 31, 2010 March 31, December 31, 2010 2009 Closing Market Price of Common Stock 11.26 $ 9.54 $ Common Shares and Equivalents REIT Shares 31,046,360 30,907,087 Operating Partnership Units 2,902,641 2,902,641 Total Common Shares and Equivalents 33,949,001 33,809,728 Equity Market Capitalization 382,265,751 $ 322,544,805 $ Fixed Rate Debt 489,352,856 $ 459,087,683 $ Variable Rate Debt 76,068,225 93,463,765 T t lD bt 565 421 081 $ 552 551 448 $ 1Q2010 Page 13

Total Debt 565,421,081 552,551,448 Cash and Cash Equivalents (4,778,000) (8,800,000) Net Debt 560,643,081 $ 543,751,448 $ Equity Market Capitalization 382,265,751 322,544,805 Total Market Capitalization 942,908,832 $ 866,296,253 $ Net Debt to Total Market Capitalization 59.5% 62.8% Property Location Ownership % Number of Units Total Center GLA Total Anchor Non- Anchor Leased % Leased % Occupied Annualized Base Rent Total Annualized Base Rent PSF Anchors [2] Wholly-Owned Portfolio Florida Coral Creek Shops Coconut Creek, FL 100% 1992/2002/NA 33 109,312 109,312 42,112 67,200 100,487 91.9% 91.9% 1,525,147 $ 15.18 $ Publix Lantana Shopping Center Lantana, FL 100% 1959/1996/2002 22 123,610 123,610 61,166 62,444 117,268 94.9% 94.9% 1,243,638 10.61 Publix Naples Towne Centre Naples, FL 100% 1982/1996/2003 14 167,387 134,707 102,027 32,680 130,018 96.5% 96.5% 818,511 6.30 Goodwill [3], Save-A-Lot, Bealls Pelican Plaza Sarasota, FL 100% 1983/1997/NA 24 91,132 91,132 35,768 55,364 78,502 86.1% 86.1% 780,548 9.94 Linens 'N Things [6] River City Marketplace Jacksonville, FL 100% 2005/2005/NA 70 887,853 545,352 323,907 221,445 523,003 95.9% 95.9% 8,203,296 15.68 Wal-Mart [3], Lowe's[3], Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters River Crossing Centre New Port Richey, FL 100% 1998/2003/NA 16 62,038 62,038 37,888 24,150 58,538 94.4% 94.4% 707,996 12.09 Publix Rivertowne Square Deerfield Beach, FL 100% 1980/1998/NA 16 136,647 136,647 90,173 46,474 125,374 91.8% 91.8% 1,112,254 8.87 Beall's Outlet [7], Winn-Dixie Southbay Shopping Center Osprey, FL 100% 1978/1998/NA 19 96,790 96,790 31,700 65,090 77,765 80.3% 80.3% 608,741 7.83 Beall's Clearance Store Sunshine Plaza Tamarac, FL 100% 1972/1996/2001 28 235,726 235,726 146,409 89,317 223,181 94.7% 94.7% 1,937,843 8.68 Publix, Old Time Pottery The Crossroads Royal Palm Beach, FL 100% 1988/2002/NA 35 120,092 120,092 42,112 77,980 101,635 84.6% 84.6% 1,559,019 15.34 Publix Village Lakes Shopping Center Land O' Lakes, FL 100% 1987/1997/NA 24 186,496 186,496 125,141 61,355 95,302 51.9% 51.1% 854,486 8.97 Sweet Bay Total / Average 301 2,217,083 1,841,902 1,038,403 803,499 1,631,073 88.6% 88.6% 19,351,477 $ 11.86 $ Georgia Centre at Woodstock Woodstock, GA 100% 1997/2004/NA 14 86,748 86,748 51,420 35,328 69,660 80.3% 80.3% 789,219 $ 11.33 $ Publix Conyers Crossing Conyers, GA 100% 1978/1998/NA 15 170,475 170,475 138,915 31,560 170,475 100.0% 100.0% 959,258 5.63 Burlington Coat Factory, Hobby Lobby Horizon Village Suwanee, GA 100% 1996/2002/NA 22 97,001 97,001 47,955 49,046 84,002 86.6% 86.6% 874,145 10.41 Publix [4] Mays Crossing Stockbridge, GA 100% 1984/1997/2007 20 137,284 137,284 100,244 37,040 127,384 92.8% 92.8% 825,755 6.48 ApplianceSmart Factory Outlet [4], Big Lots, Dollar Tree Promenade at Pleasant Hill Duluth, GA 100% 1993/2004/NA 34 281,631 281,631 199,555 82,076 128,665 45.7% 45.7% 1,318,551 10.25 Farmers Home Furniture, Publix / Average 105 Company Owned GLA Year Built / Acquired / Latest Renovation [1] Ramco-Gershenson Properties Trust Property Summary-Wholly Owned Properties As of March 31, 2010 Total 773,139 773,139 538,089 235,050 580,186 75.0% 75.0% 4,766,927 $ 8.22 $ Michigan Beacon Square Grand Haven, MI 100% 2004/2004/NA 16 154,703 51,387 - 51,387 45,932 89.4% 89.4% 774,329 $ 16.86 $ Home Depot [3] Clinton Pointe Clinton Twp., MI 100% 1992/2003/NA 14 248,206 135,330 65,735 69,595 123,280 91.1% 91.1% 1,203,675 9.76 OfficeMax, Sports Authority, Target [3] Clinton Valley Sterling Heights, MI 100% 1985/1996/2009 11 102,001 102,001 50,852 51,149 89,125 87.4% 87.4% 573,162 6.43 Hobby Lobby Clinton Valley Mall Sterling Heights, MI 100% 1977/1996/2002 8 99,281 99,281 55,175 44,106 99,281 100.0% 100.0% 1,601,537 16.13 Office Depot, DSW Shoe Warehouse Eastridge Commons Flint, MI 100% 1990/1996/2001 16 287,453 169,676 117,972 51,704 163,322 96.3% 96.3% 1,597,320 9.78 Farmer Jack (A&P) [4], Office Depot[4], Target [3], TJ Maxx Edgewood Towne Center Lansing, MI 100% 1990/1996/2001 17 312,950 85,757 23,524 62,233 72,722 84.8% 84.8% 817,983 11.25 OfficeMax, Sam's Club [3], Target [3] Fairlane Meadows Dearborn, MI 100% 1987/2003/NA 23 338,808 137,508 56,586 80,922 120,223 87.4% 87.4% 1,596,631 13.28 Best Buy, Citi Trends, Target [3], Burlington Coat Factory [3] Fraser Shopping Center Fraser, MI 100% 1977/1996/NA 8 71,703 71,703 32,384 39,319 66,739 93.1% 93.1% 385,965 5.78 Oakridge Market Gaines Marketplace Gaines Twp., MI 100% 2004/2004/NA 15 392,169 392,169 351,981 40,188 389,169 99.2% 99.2% 1,705,052 4.38 Meijer, Staples, Target Hoover Eleven Warren, MI 100% 1989/2003/NA 47 284,770 284,770 153,810 130,960 235,230 82.7% 82.6% 2,887,016 12.27 Kroger, Marshalls, OfficeMax Jackson Crossing Jackson, MI 100% 1967/1996/2002 64 653,010 398,768 222,192 176,576 370,441 92.9% 92.9% 3,408,174 9.20 Kohl's, Sears [3], Target [3], TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater Jackson West Jackson, MI 100% 1996/1996/1999 5 210,321 210,321 194,484 15,837 190,838 90.7% 90.7% 1,357,418 7.11 Lowe's, Michaels, OfficeMax Kentwood Towne Centre Kentwood, MI 77.88% 1988/1996//NA 17 283,061 181,152 122,887 58,265 157,202 86.8% 86.8% 960,365 6.11 Hobby Lobby, OfficeMax, Rooms Today [3] Lake Orion Plaza Lake Orion, MI 100% 1977/1996/NA 9 141,073 141,073 126,195 14,878 141,073 100.0% 100.0% 552,281 3.91 Hollywood Super Market, Kmart Lakeshore Marketplace Norton Shores, MI 100% 1996/2003/NA 21 474,453 347,653 258,638 89,015 337,142 97.0% 97.0% 2,565,564 7.61 Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, Livonia Plaza Livonia, MI 100% 1988/2003/NA 20 136,422 136,422 93,380 43,042 123,378 90.4% 90.4% 1,276,513 10.35 Kroger, TJ Maxx Madison Center Madison Heights, MI 100% 1965/1997/2000 15 227,088 227,088 167,830 59,258 183,957 81.0% 81.0% 1,086,357 5.91 Kmart New Towne Plaza Canton Twp., MI 100% 1975/1996/2005 17 189,223 189,223 126,425 62,798 162,298 93.7% 85.8% 1,594,655 9.83 Kohl's, Jo-Ann Oak Brook Square Flint, MI 100% 1982/1996/NA 20 152,373 152,373 79,744 72,629 143,773 94.4% 94.4% 1,238,412 8.61 TJ Maxx, Hobby Lobby Roseville Towne Center Roseville, MI 100% 1963/1996/2004 9 246,968 246,968 206,747 40,221 246,968 100.0% 100.0% 1,702,773 6.89 Marshalls, Wal-Mart, Office Depot[4] 1Q2010 Page 14

Ramco-Gershenson Properties Trust
Property Summary-Wholly Owned Properties
As of March 31, 2010

Property	Location	Ownership %	Year Built / Acquired / Latest Renovation [1]	Number of Units	Total Center GLA	Company Owned GLA: Total	Company Owned GLA: Anchor	Company Owned GLA: Non-Anchor	Leased	% Leased	% Occupied	Annualized Base Rent Total	Annualized Base Rent PSF	Anchors [2]
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8	19,925	19,925	-	19,925	16,417	82.4%	82.4%	389,940	23.75	
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14	165,999	165,999	128,339	37,660	162,209	97.7%	97.7%	1,261,468	7.78	Burlington Coat Factory, Marshalls, Staples
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21	523,411	523,411	479,869	43,542	520,411	99.4%	99.4%	5,638,167	10.83	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills, M	100%	2000/1999/NA	7	624,195	90,536	64,298	26,238	83,736	100.0%	92.5%	858,057	10.25	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
West Oaks I	Novi, MI	100%	1979/1996/2004	8	243,987	243,987	213,717	30,270	243,987	100.0%	100.0%	2,384,688	9.77	Best Buy [7], DSW Shoe Warehouse, Gander Mountain, Home Goods, Michaels, OfficeMax
West Oaks II	Novi, MI	100%	1986/1996/2000	30	389,094	167,954	90,753	77,201	165,946	98.8%	98.8%	2,852,501	17.19	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total / Average				460	6,972,647	4,972,435	3,483,517	1,488,918	4,654,799	94.1%	93.6%	$ 42,270,003	$ 9.08	
North Carolina														
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	6	68,121	68,121	58,581	9,540	68,121	100.0%	100.0%	$ 226,995	$ 3.33	Belk Department Store, Ingles Market
Total/Average				6	68,121	68,121	58,581	9,540	68,121	100.0%	100.0%	$ 226,995	$ 3.33	
Ohio														
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	470,245	344,045	244,991	99,054	332,505	96.6%	96.6%	$ 2,983,374	$ 8.97	Home Depot, Target [3], Giant Eagle, Michaels, T J Maxx [7]
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1	22,930	22,930	22,930	-	22,930	100.0%	100.0%	277,453	12.10	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6	47,477	47,477	41,077	6,400	45,877	96.6%	96.6%	452,339	9.86	PETsMART, Office Depot [4]
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	596,587	211,817	110,691	101,126	188,401	92.1%	88.9%	2,073,238	11.00	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], Ashley Furniture, OfficeMax, PETsMART, T J Maxx, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	341,719	144,610	86,584	58,026	139,670	96.6%	96.6%	857,106	6.14	Wal-Mart[3], Kohl's
Total / Average				75	1,478,958	770,879	506,273	264,606	729,383	95.5%	94.6%	$ 6,643,511	$ 9.11	
South Carolina														
Taylors Square	Taylors, SC	100%	1989/1997/2005	13	241,236	33,791	-	33,791	26,641	78.8%	78.8%	$ 429,629	$ 16.13	Wal-Mart[3]
Total / Average				13	241,236	33,791	-	33,791	26,641	78.8%	78.8%	$ 429,629	$ 16.13	
Tennessee														
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	10	304,224	96,279	66,346	29,933	96,279	100.0%	100.0%	$ 839,931	$ 8.72	Wal-Mart[3], Ross Dress for Less, HH Gregg
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2	28,174	28,174	23,500	4,674	28,174	100.0%	100.0%	320,719	11.38	OfficeMax
Total / Average				12	332,398	124,453	89,846	34,607	124,453	100.0%	100.0%	$ 1,160,649	$ 9.33	
Wisconsin														
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	341,954	208,959	144,685	64,274	185,551	88.8%	88.8%	$ 1,714,600	$ 9.24	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total / Average				18	341,954	208,959	144,685	64,274	185,551	88.8%	88.8%	$ 1,714,600	$ 9.24	
Wholly-Owned Subtotal / Average				990	12,425,536	8,793,679	5,859,394	2,934,285	8,000,207	91.3%	91.0%	$ 76,563,792	$ 9.57	
Wholly-Owned - Under Redevelopment:														
Holcomb Center	Roswell, GA	100%	1986/1996/NA	25	107,053	107,053	39,668	67,385	63,962	59.7%	59.7%	$ 664,029	$ 10.38	Studio Movie Grill [7]
The Towne Center at Aquia [5]	Stafford, VA	100%	1989/1998/NA	17	138,509	138,509	86,184	52,325	126,863	91.6%	91.6%	2,570,409	20.26	Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	27	305,181	305,181	179,818	125,363	267,949	88.0%	87.8%	2,132,448	7.96	Burlington Coat Factory, Kmart, Office Depot
Total / Average				69	550,743	550,743	305,670	245,073	458,774	83.5%	83.3%	$ 5,366,885	$ 11.70	
Wholly-Owned Total / Average				1,059	12,976,279	9,344,422	6,165,064	3,179,358	8,458,981	90.9%	90.5%	$ 81,930,677	$ 9.69	

1Q2010
Page 15

Taylors, SC 78.8% 78.8% 16.13 Wal Total / Average 13 241,236 33,791 - 33,791 26,641 78.8% 78.8% 429,629 $ 16.13 $ Tennessee Northwest Crossing Knoxville, TN 100% 1989/1997/NA 10 304,224 96,279 66,346 29,933 96,279 100.0% 100.0% 839,931 $ 8.72 $ Wal-Mart[3], Ross Dress for Less, HH Gregg Northwest Crossing II Knoxville, TN 100% 1999/1999/NA 2 28,174 28,174 23,500 4,674 28,174 100.0% 100.0% 320,719 11.38 OfficeMax Total / Average 12 332,398 124,453 89,846 34,607 124,453 100.0% 100.0% 1,160,649 $ 9.33 $ Wisconsin East Town Plaza Madison, WI 100% 1992/2000/2000 18 341,954 208,959 144,685 64,274 185,551 88.8% 88.8% 1,714,600 $ 9.24 $ Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3] Total / Average 18 341,954 208,959 144,685 64,274 185,551 88.8% 88.8% 1,714,600 $ 9.24 $ Wholly-Owned Subtotal / Average 990 12,425,536 8,793,679 5,859,394 2,934,285 8,000,207 91.3% 91.0% 76,563,792 $ 9.57 $ Wholly-Owned - Under Redevelopment: Holcomb Center Roswell, GA 100% 1986/1996/NA 25 107,053 107,053 39,668 67,385 63,962 59.7% 59.7% 664,029 $ 10.38 $ Studio Movie Grill [7] The Towne Center at Aquia [5] Stafford, VA 100% 1989/1998/NA 17 138,509 138,509 86,184 52,325 126,863 91.6% 91.6% 2,570,409 20.26 Northrop Grumman, Regal Cinemas West Allis Towne Centre West Allis, WI 100% 1987/1996/NA 27 305,181 305,181 179,818 125,363 267,949 88.0% 87.8% 2,132,448 7.96 Burlington Coat Factory, Kmart, Office Depot Total / Average 69 550,743 550,743 305,670 245,073 458,774 83.5% 83.3% 5,366,885 $ 11.70 $ Wholly-Owned Total / Average 1,059 12,976,279 9,344,422 6,165,064 3,179,358 8,458,981 90.9% 90.5% 81,930,677 $ 9.69 $ Property Location Ownership % Number of Units Total Center GLA Total Anchor Non- Anchor Leased % Leased % Occupied Anchors [2] Joint Venture Portfolio at 100% Florida Cocoa Commons Cocoa, FL 30% 2001/2007/NA 23 90,116 90,116 51,420 38,696 76,020 84.4% 84.4% 913,849 $ 12.02 $ Publix Cypress Point Clearwater, FL 30% 1983/2007/NA 22 167,280 167,280 103,085 64,195 146,853 87.8% 87.8% 1,747,237 11.90 Burlington Coat Factory, The Fresh Market Kissimmee West Kissimmee, FL 7% 2005/2005/NA 17 300,186 115,586 67,000 48,586 98,811 85.5% 85.5% 1,177,688 11.92 Jo-Ann, Marshalls,Target [3] Marketplace of Delray Delray Beach, FL 30% 1981/2005/NA 48 238,901 238,901 107,190 131,711 207,236 86.7% 86.7% 2,498,863 12.06 Office Depot, Ross Dress for Less [7], Winn-Dixie Martin Square Stuart, FL 30% 1981/2005/NA 15 331,105 331,105 291,432 39,673 304,124 91.9% 91.9% 1,923,905 6.33 Home Depot, Sears, Staples Mission Bay Plaza Boca Raton, FL 30% 1989/2004/NA 56 272,866 272,866 159,147 113,719 194,189 73.6% 71.2% 4,190,940 21.58 LA Fitness Sports Club, OfficeMax, Toys "R" Us Shenandoah Square Davie, FL 40% 1989/2001/NA 43 123,646 123,646 42,112 81,534 115,516 93.4% 93.4% 1,787,984 15.48 Publix Shoppes of Lakeland Lakeland, FL 7% 1985/1996/NA 22 312,288 188,888 122,441 66,447 155,289 92.8% 82.2% 1,834,985 11.82 Michaels, Ashley Furniture, Target [3] The Plaza at Delray Delray Beach, FL 20% 1979/2004/NA 48 331,496 331,496 193,967 137,529 257,316 87.4% 77.6% 4,016,258 15.61 Books-A-Million, Marshalls, Publix, Regal Cinemas, Staples Treasure Coast Commons Jensen Beach, FL 30% 1996/2004/NA 3 92,979 92,979 92,979 - 92,979 100.0% 100.0% 1,154,920 12.42 Barnes & Noble, OfficeMax, Sports Authority Village of Oriole Plaza Delray Beach, FL 30% 1986/2005/NA 39 155,752 155,752 42,112 113,640 149,492 96.0% 96.0% 1,976,553 13.22 Publix Village Plaza Lakeland, FL 30% 1989/2004/NA 25 146,755 146,755 64,504 82,251 112,892 76.9% 76.9% 1,408,039 12.47 Staples Vista Plaza Jensen Beach, FL 30% 1998/2004/NA 9 109,761 109,761 87,072 22,689 81,347 74.1% 74.1% 1,023,635 12.58 Bed Bath & Beyond, Michaels West Broward Shopping Center Plantation, FL 30% 1965/2005/NA 19 156,236 156,236 81,801 74,435 151,242 96.8% 96.8% 1,586,053 10.49 Badcock, National Pawn Shop, Save-ALot, US Postal Service Total / Average 389 2,829,367 2,521,367 1,506,262 1,015,105 2,143,306 87.4% 85.0% 27,240,910 $ 12.71 $ Georgia Paulding Pavilion Hiram, GA 20% 1995/2006/NA 12 84,846 84,846 60,509 24,337 79,596 93.8% 93.8% 1,212,549 $ 15.23 $ Sports Authority, Staples Peachtree Hill Duluth, GA 20% 1986/2007/NA 34 150,872 150,872 87,411 63,461 100,320 66.5% 66.5% 1,111,454 11.08 Kroger Total / Average 46 235,718 235,718 147,920 87,798 179,916 76.3% 76.3% 2,324,004 $ 12.92 $ Illinois Market Plaza Glen Ellyn, IL 20% 1965/2007/1996 35 163,054 163,054 66,079 96,975 156,161 95.8% 95.8% 2,313,190 $ 14.81 $ Jewel Osco, Staples Year Built / Acquired / Latest Renovation [1] Company Owned GLA Ramco-Gershenson Properties Trust Property Summary-Joint Venture Properties As of March 31, 2010 Annualized Base Rent Total Annualized Base Rent PSF 1Q2010 Page 16

Rolling Meadows Shopping Cente Rolling Meadows, IL 20% 1956/2008/1995 18 130,436 130,436 83,230 47,206 123,107 94.4% 94.4% 1,341,036 10.89 Jewel Osco, Northwest Community Hospital [7] Total / Average 53 293,490 293,490 149,309 144,181 279,268 95.2% 95.2% 3,654,226 $ 13.09 $ Indiana Merchants' Square Carmel, IN 20% 1970/2004/NA 48 359,007 279,007 69,504 209,503 235,163 84.3% 84.3% 2,435,335 $ 10.36 $ Marsh [3], Cost Plus, Hobby Lobby Nora Plaza Indianapolis, IN 7% 1958/2007/2002 25 263,838 140,038 57,713 82,325 138,809 99.1% 99.1% 1,832,631 13.20 Target [3], Marshalls, Whole Foods Total / Average 73 622,845 419,045 127,217 291,828 373,972 89.2% 89.2% 4,267,966 $ 11.41 $ Maryland Crofton Centre Crofton, MD 20% 1974/1996/NA 18 251,511 251,511 196,570 54,941 225,745 89.8% 89.8% 1,608,079 $ 7.12 $ Basics/Metro, Kmart, Gold's Gym Total / Average 18 251,511 251,511 196,570 54,941 225,745 89.8% 89.8% 1,608,079 $ 7.12 $ Michigan Gratiot Crossing Chesterfield, MI 30% 1980/2005/NA 15 165,544 165,544 122,406 43,138 150,586 91.0% 91.0% 1,293,240 $ 8.59 $ Jo-Ann, Kmart Hunter's Square Farmington Hills, MI 30% 1988/2005/NA 36 357,302 357,302 194,236 163,066 352,521 98.7% 98.7% 5,723,869 16.24 Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx Millennium Park Livonia, MI 30% 2000/2005/NA 14 634,015 281,374 241,850 39,524 242,550 86.2% 86.2% 3,203,275 13.21 Home Depot, Marshalls, Michaels, PETsMART, Costco[3], Meijer[3] Southfield Plaza Expansion Southfield, MI 50% 1987/1996/2003 11 19,410 19,410 - 19,410 14,010 72.2% 72.2% 214,549 15.31 West Acres Commons Flint, MI 40% 1998/2001/NA 14 95,089 95,089 59,889 35,200 82,489 86.7% 86.7% 1,029,685 12.48 VG's Food Center Winchester Center Rochester Hills, MI 30% 1980/2005/NA 16 313,665 313,665 224,356 89,309 313,665 100.0% 100.0% 4,377,096 13.95 Borders, Dick's Sporting Goods, Linens 'N Things [6], Marshalls, Michaels, PETsMART Total / Average 106 1,585,025 1,232,384 842,737 389,647 1,155,821 93.8% 93.8% 15,841,714 $ 13.71 $ Property Location Ownership % Number of Units Total Center GLA Total Anchor Non- Anchor Leased % Leased % Occupied Anchors [2] New Jersey Chester Springs Shopping Center Chester, NJ 20% 1970/1996/1999 41 224,153 224,153 81,760 142,393 200,208 89.3% 89.3% 2,751,450 $ 13.74 $ Shop-Rite Supermarket, Staples Total / Average 41 224,153 224,153 81,760 142,393 200,208 89.3% 89.3% 2,751,450 $ 13.74 $ Ohio Olentangy Plaza Columbus, OH 20% 1981/2007/1997 41 231,507 231,507 116,707 114,800 214,992 92.9% 92.9% 2,238,409 $ 10.41 $ Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market[4] The Shops on Lane Avenue Upper Arlington, OH 20% 1952/2007/2004 40 161,810 161,810 46,574 115,236 156,844 97.2% 96.9% 2,887,135 18.41 Bed Bath & Beyond, Whole Foods Total / Average 81 393,317 393,317 163,281 230,036 371,836 98.1% 94.5% 5,125,544 $ 13.78 $ JV Subtotal / Average at 100% 807 6,435,426 5,570,985 3,215,056 2,355,929 4,930,072 89.8% 88.5% 62,813,892 $ 12.74 $ Joint Venture Under Redevelopment: Collins Pointe Plaza Cartersville, GA 20% 1987/2006/NA 18 94,267 94,267 46,358 47,909 33,825 85.1% 35.9% 403,306 $ 11.92 $ Troy Marketplace Troy, MI 30% 2000/2005/NA 12 242,773 222,173 193,360 28,813 208,873 94.0% 94.0% 2,973,291 14.23 Famous Furniture, Golfsmith, LA Fitness, Nordstom Rack, PETsMART, REI [3] The Shops at Old Orchard W. Bloomfield, MI 30% 1972/2007/NA 17 76,019 76,019 36,044 39,975 69,924 92.0% 92.0% 1,191,527 17.04 Plum Market Total / Average 47 413,059 392,459 275,762 116,697 312,622 91.5% 79.7% 4,568,124 $ 14.61 $ JV Total / Average at 100% 854 6,848,485 5,963,444 3,490,818 2,472,626 5,242,694 89.9% 87.9% 67,382,017 $ 12.85 $ PORTFOLIO TOTAL / AVERAGE 1,913 19,824,764 15,307,866 9,655,882 5,651,984 13,701,675 90.5% 89.5% 149,312,694 $ 10.90 $ [1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable. [2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property. Year Built / Acquired / Latest Renovation [1] Company Owned GLA Ramco-Gershenson Properties Trust Property Summary-Joint Venture Properties and Combined Portfolio Totals As of March 31, 2010 Annualized Base Rent Total Annualized Base Rent PSF 1Q2010 Page 17

[3] Non-Company owned anchor space [4] Tenant closed - lease obligated. [5] The Town Center at Aquia is considered a development project by the Company. [6] Tenant closed in bankruptcy, leases are guaranteed by CVS. [7] Space delivered to tenant. Ramco-Gershenson Properties Trust Major Tenant Exposure [1] As of March 31, 2010 Lease Name Credit Rating S&P/Moody's [2] Number of Leases Leased GLA (Sq.Ft.) % of Total Company Owned GLA Total Annualized Base Rent Annualized Base Rent/Square Foot % of Base Rental Revenue T.J. Maxx/Marshalls A/A3 20 636,154 4.16% $5,866,497 $9.22 3.93% Publix NR/NR 12 574,794 3.75% 4,534,891 7.89 3.04% OfficeMax B/B1 12 273,720 1.79% 3,044,824 11.12 2.04% Home Depot BBB+/Baa1 3 384,690 2.51% 2,857,500 7.43 1.91% Kmart (Sears) BB-/Ba2 6 618,341 4.04% 2,717,603 4.39 1.82% Dollar Tree NR/NR 26 277,516 1.81% 2,492,154 8.98 1.67% Jo-Ann B+/B1 6 218,976 1.43% 2,423,614 11.07 1.62% Burlington Coat Factory NR/NR 5 360,867 2.36% 2,376,333 6.59 1.59% Staples BBB/Baa2 10 224,292 1.47% 2,277,886 10.16 1.53% Best Buy BBB /Baa2 5 176 677 1 15% 2 214 623 12 53 1 48% 1Q2010 Page 18

BBB-/176,677 1.15% 2,214,623 12.53 1.48% PETsMART BB/NR 7 160,428 1.05% 2,160,407 13.47 1.45% Michaels B-/Caa1 9 199,724 1.30% 2,124,876 10.64 1.42% Gander Mountain NR/NR 2 159,791 1.04% 1,899,745 11.89 1.27% Lowe's Home Centers A/A1 2 270,394 1.77% 1,822,956 6.74 1.22% Bed Bath & Beyond BBB/NR 5 154,599 1.01% 1,802,076 11.66 1.21% 130 4,690,963 30.64% $40,615,985 $8.66 27.20% [1] Based upon percentage of annualized base rent. [2] Source: Latest Company filings per Credit Risk Monitor. Ramco-Gershenson Properties Trust Summary of Expiring GLA As of March 31, 2010 Lease Expiration Year Number of Leases Expiring GLA Under Expiring Leases % of Company Owned GLA Total Annualized Base Rent % of Annualized Base Rent Annualized Base Rent per Square Foot All Leases 2010 [1] 188 676,731 4.94% $7,827,677 5.24% $11.57 2011 287 1,453,692 10.61% 17,856,582 11.96% 12.28 2012 282 1,552,800 11.33% 18,267,385 12.23% 11.76 2013 226 1,517,373 11.07% 19,006,407 12.73% 12.53 2014 173 1,562,713 11.41% 14,632,117 9.80% 9.36 2015 115 1,324,433 9.67% 13,863,254 9.28% 10.47 2016 73 1,364,045 9.96% 13,750,385 9.21% 10.08 2017 46 791,743 5.78% 10,534,291 7.06% 13.31 2018 38 565,030 4.12% 6,889,406 4.61% 12.19 2019 31 622,028 4.54% 6,424,714 4.30% 10.33 2020+ 62 2,271,087 16.57% 20,260,476 13.58% 8.92 Total 1,521 13,701,675 100.00% $149,312,694 100.00% $10.90 All Anchor Leases 2010 [1] 5 163,807 1.81% $1,198,475 1.59% $7.32 2011 17 550,771 6.09% 4,209,589 5.58% 7.64 2012 17 708,768 7.84% 4,303,210 5.71% 6.07 2013 25 906,934 10.03% 8,173,311 10.84% 9.01 2014 22 1,017,019 11.25% 6,196,111 8.22% 6.09 2015 24 942,390 10.42% 8,079,938 10.72% 8.57 2016 26 1,097,217 12.13% 8,920,707 11.83% 8.13 1Q2010 Page 19

2017 17 646,197 7.15% 8,004,214 10.62% 12.39 2018 12 444,668 4.92% 4,827,080 6.40% 10.86 2019 10 524,180 5.80% 4,904,922 6.51% 9.36 2020+ 29 2,042,021 22.56% 16,560,279 21.98% 8.11 Total 204 9,043,972 100.00% $75,377,836 100.00% $8.33 All Non-Anchor Leases 2010 [1] 183 512,924 11.01% $6,629,202 8.97% $12.92 2011 270 902,921 19.39% 13,646,993 18.46% 15.11 2012 265 844,032 18.12% 13,964,175 18.89% 16.54 2013 201 610,439 13.11% 10,833,096 14.65% 17.75 2014 151 545,694 11.72% 8,436,006 11.41% 15.46 2015 91 382,043 8.20% 5,783,316 7.82% 15.14 2016 47 266,828 5.73% 4,829,678 6.53% 18.10 2017 29 145,546 3.12% 2,530,077 3.42% 17.38 2018 26 120,362 2.58% 2,062,326 2.79% 17.13 2019 21 97,848 2.10% 1,519,792 2.06% 15.53 2020+ 33 229,066 4.92% 3,700,197 5.00% 16.15 Total 1,317 4,657,703 100.00% $73,934,858 100.00% $15.87 [1] Year 2010 also includes month-to-month leases. Ramco/Lion Ramco 450 Ramco 191 Ramco Ramco West Acres Shenandoah Other Total Ramco Venture LP Venture LLC Venture LLC HHF KL LLC HHF NP LLC Commons Square Joint Joint Ventures Pro-Rata Consolidated Consolidated Consolidated Consolidated Indianapolis, IN Flint, MI Davie, FL Ventures [1] at 100% Share Total revenues 15,000 $ 8,116 $ 543 $ 1,092 $ 567 $ 355 $ 686 $ 55 $ 26,414 $ 6,792 $ Operating expense 4,315 2,809 80 342 106 131 238 24 8,045 2,062 Depreciation and amortization 3,640 2,506 187 326 170 68 140 8 7,045 1,753 Interest expense 3,947 3,775 36 - - 174 217 15 8,164 2,110 Total expenses 11,902 9,090 303 668 276 373 595 47 23,254 5,925 Net income (loss) 3,098 $ (974) $ 240 $ 424 $ 291 $ (18) $ 91 $ 8 $ 3,160 $ 867 $ Ramco ownership interest 30% 20% 20% 7% 7% 40% 40% Ramco's share of net income (loss) 930 $ (195) $ 48 $ 30 $ 20 $ (7) $ 36 $ 5 $ 867 $ Add: Pro rata share of depreciation expense 1,053 477 35 23 12 26 47 3 1,676 Funds from operations contributed 1,983 $ 282 $ 83 $ 53 $ 32 $ 19 $ 83 $ 8 $ 2,543 $ by joint ventures Ramco-Gershenson Properties Trust Joint Venture Contribution to Funds from Operations For the Three Months Ended March 31, 2010 (in thousands) 1Q2010 Page 20

Ramco-Gershenson Properties Trust
Joint Venture Combining Balance Sheets
As of March 31, 2010 (in thousands)

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Other Joint Ventures [1]	Total Joint Ventures at 100%
ASSETS									
Investment in real estate									
Land	$ 76,891	$ 50,317	$ 2,879	$ 7,600	$ 4,019	$ 1,118	$ 1,653	$ 1,177	$ 145,654
Buildings and improvements	467,371	305,554	20,359	44,574	23,517	10,104	15,200	445	887,124
Construction in progress	2,395	1,345	236	2	-	-	-	127	4,105
Intangible assets, net	13,679	7,218	995	1,073	550	43	206	63	23,827
	560,336	364,434	24,469	53,249	28,086	11,265	17,059	1,812	1,060,710
Less: accumulated depreciation	(50,502)	(20,184)	(1,338)	(3,147)	(1,545)	(2,170)	(3,200)	(155)	(82,241)
Investments in real estate, net	509,834	344,250	23,131	50,102	26,541	9,095	13,859	1,657	978,469
Cash and cash equivalents	11,218	10,867	614	867	218	336	774	167	25,061
Accounts receivable, net	10,294	3,457	484	159	-	46	291	4	14,735
Other assets, net	2,362	2,204	100	-	226	80	211	100	5,283
Total Assets	$ 533,708	$ 360,778	$ 24,329	$ 51,128	$ 26,985	$ 9,557	$ 15,135	$ 1,928	$ 1,023,548
LIABILITIES AND SHAREHOLDERS' EQUITY									
Mortgages and notes payable	$ 268,903	$ 216,656	$ 8,750	$ -	$ -	$ 8,535	$ 11,822	$ 1,548	$ 516,214
Accounts payable and accrued expenses	11,170	7,440	350	508	270	187	398	254	20,577
	280,073	224,096	9,100	508	270	8,722	12,220	1,802	536,791
ACCUMULATED EQUITY (DEFICIT)	253,635	136,682	15,229	50,620	26,715	835	2,915	126	486,757
Total Liabilities and Accumulated Equity	$ 533,708	$ 360,778	$ 24,329	$ 51,128	$ 26,985	$ 9,557	$ 15,135	$ 1,928	$ 1,023,548
									Ramco Equity Investment in Joint Ventures
EQUITY INVESTMENTS IN AND NOTES RECEIVABLE FROM UNCONSOLIDATED ENTITIES									
Equity Investments in Unconsolidated Entities	$ 69,947	$ 15,244	$ 2,896	$ 2,777	$ 1,750	$ -	$ 1,125	$ 723	$ 94,462
Notes Receivable from Unconsolidated Entities	-	-	-	-	-	-	-	763	763
Total Equity Investments in and Notes Receivable from Unconsolidated Entities	$ 69,947	$ 15,244	$ 2,896	$ 2,777	$ 1,750	$ -	$ 1,125	$ 1,486	$ 95,225

[1] Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest).

1Q2010
Page 21

ACCUMULATED EQUITY (DEFICIT) 253,635 136,682 15,229 50,620 26,715 835 2,915 126 486,757 Total Liabilities and Accumulated Equity 533,708 $ 360,778 $ 24,329 $ 51,128 $ 26,985 $ 9,557 $ 15,135 $ 1,928 $ 1,023,548 $ Ramco Equity Investment in EQUITY INVESTMENTS IN AND NOTES Joint Ventures RECEIVABLE FROM UNCONSOLIDATED ENTITIES Equity Investments in Unconsolidated Entities 69,947 $ 15,244 $ 2,896 $ 2,777 $ 1,750 $ - $ 1,125 $ 723 $ 94,462 $ Notes Receivable from Unconsolidated Entities - - - - - - - 763 763 Total Equity Investments in and Notes Receivable from Unconsolidated Entities 69,947 $ 15,244 $ 2,896 $ 2,777 $ 1,750 $ - $ 1,125 $ 1,486 $ 95,225 $ [1] Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest). Ramco-Gershenson Properties Trust Summary of Joint Venture Debt As of March 31, 2010 Ramco Stated Ramco Ownership Mortgage Maturity Loan Interest Share of Property Location Interest Balance Date Type Rate Debt Cypress Point Clearwater, FL 30% 14,500,000 $ 11/09 Fixed 4.60% 4,350,000 $ Village of Oriole Plaza Delray Beach, FL 30% 11,572,551 10/10 Fixed 8.25% 3,471,765 Marketplace of Delray Delray Beach, FL 30% 16,357,743 01/11 Fixed 7.88% 4,907,323 Martin Square Stuart, FL 30% 12,688,473 08/11 Fixed 7.44% 3,806,542 West Broward Shopping Center Plantation, FL 30% 9,488,004 10/12 Fixed 6.64% 2,846,401 Mission Bay Plaza Boca Raton, FL 30% 43,744,296 07/13 Fixed 6.64% 13,123,289 Winchester Center Rochester Hills, MI 30% 27,976,692 07/13 Fixed 8.09% 8,393,008 Hunter's Square Farmington Hills, MI 30% 36,344,865 08/13 Fixed 8.13% 10,903,460 Village Plaza Lakeland, FL 30% 9,300,000 09/15 Fixed 5.01% 2,790,000 Millennium Park Livonia, MI 30% 32,000,000 10/15 Fixed 5.02% 9,600,000 Troy Marketplace Troy, MI 30% 21,900,000 06/16 Fixed 5.90% 6,570,000 Gratiot Crossing Chesterfield Twp., MI 30% 13,500,000 06/16 Fixed 5.90% 4,050,000 Treasure Coast Commons Jensen Beach, FL 30% 8,415,000 06/20 Fixed 5.54% 2,524,500 Vista Plaza Jensen Beach, FL 30% 11,115,000 06/20 Fixed 5.54% 3,334,500 268,902,624 $ 80,670,788 $ Peachtree Hill Duluth, GA 20% 11,000,000 $ 02/11 Variable 6.50% [1] 2,200,000 $ The Plaza at Delray Delray Beach, FL 20% 47,709,687 09/13 Fixed 6.00% 9,541,937 Chester Springs Shopping Center Chester, NJ 20% 22,630,396 10/13 Fixed 5.51% 4,526,079 Rolling Meadows Shopping Center Rolling Meadows, IL 20% 11,911,250 12/15 Fixed 5.34% 2,382,250 Crofton 20% 17 000 000 01/17 5 85% 3 400 000 1Q2010 Page 22

Crofton Centre Crofton, MD 17,000,000 Fixed 5.85% 3,400,000 Merchants' Square Carmel, IN 20% 32,700,000 05/17 Fixed 6.04% 6,540,000 The Shops on Lane Avenue Upper Arlington, OH 20% 27,600,000 01/18 Variable 5.95% [2] 5,520,000 Olentangy Plaza Columbus, OH 20% 21,600,000 01/18 Variable 5.88% [2] 4,320,000 Market Plaza Glen Ellyn, IL 20% 24,505,000 01/18 Variable 5.88% [2] 4,901,000 216,656,333 $ 43,331,266 $ Paulding Pavilion Hiram, GA 20% 8,750,000 06/10 Variable 1.70% [3] 1,750,000 Jacksonville North Industrial Outlot LLC Jacksonville, FL 5% 763,000 09/10 Variable 6.00% [4] 38,150 Shenandoah Square Davie, FL 40% 11,822,152 02/12 Fixed 7.33% 4,728,861 Southfield Plaza Expansion Southfield, MI 50% 785,327 05/16 Fixed 7.25% [5] 392,663 West Acres Commons Flint, MI 40% 8,534,437 4/30 Fixed 8.14% [6] 3,413,775 516,213,873 $ 134,325,503 $ [1] Interest rate is variable based on LIBOR plus 4.50% and has a 2.00% LIBOR floor. [2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013. [3] Interest rate is variable based on LIBOR plus 1.45%. [4] Interest rate is based on LIBOR plus 4.00% with a LIBOR floor of 2.00%. [5] Resets per formula annually each June 1. [6] Interest rate increased to 10.14% on 4/1/2010. Ramco-Gershenson Properties Trust Joint Venture Same Properties Analysis For the Three Months Ended March 31, 2010 (in thousands) March 31, March 31, 2010 2009 % Change Number of Properties [1] 28 28 0% Occupancy 89.5% 90.7% -1.2% REVENUE: Minimum Rents $14,151 $14,768 -4.2% Percentage Rent 30 22 34.5% Recoveries from Tenants 4,744 4,983 -4.8% Other Income 207 91 127.7% $19,133 $19,864 -3.7% EXPENSES: Real Estate Taxes $2,966 $3,025 -2.0% Property Operating and Maintenance 2,158 2,212 -2.5% Oth O ti 1 161 1 465 20 7% 1Q2010 Page 23

Other Operating 1,161 1,465 -20.7% $6,285 $6,703 -6.2% OPERATING INCOME $12,847 $13,161 -2.4% Operating Expense Recovery Ratio 92.6% 95.1% -2.5% [1] Excludes straight-line rent, marked-to-market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment. Ramco-Gershenson Properties Trust Joint Venture Leasing Activity Analysis As of March 31, 2010 Non-Anchors Anchors Outlots Total Total Lease Summary Comparable: [1] Number of Leases 35 4 - 39 39 Gross Leasable Area (sq.ft.) 119,704 98,242 - 217,946 217,946 Contractual Rent / Sq.Ft. ($/sq.ft.) [2] $14.91 $9.18 $0.00 $12.33 $12.33 Prior Rent / Sq.Ft. ($/sq.ft.) [3] $16.95 $12.68 $0.00 $15.02 $15.02 PSF Annual Increase / (Decrease) ($2.04) ($3.50) $0.00 ($2.70) ($2.70) % Increase / (Decrease) -12.0% -27.6% 0.0% -17.9% -17.9% Non-Anchors Anchors Outlots Total Lease Renewals: [1] Number of Leases 30 3 - 33 33 Gross Leasable Area (sq.ft.) 109,607 78,242 - 187,849 187,849 Contractual Rent / Sq.Ft. ($/sq.ft.) [2] $15.14 $8.46 $0.00 $12.35 $12.35 Prior Rent / Sq.Ft. ($/sq.ft.) [3] $17.15 $13.26 $0.00 $15.53 $15.53 PSF Annual Increase / (Decrease) ($2.02) ($4.80) $0.00 ($3.18) ($3.18) % Increase / (Decrease) -11.8% -36.2% 0.0% -20.5% -20.5% New Leases Signed: [1] Non-Anchors Anchors Outlots Total Number of Leases 5 1 - 6 6 Total Excluding Outlots Total Excluding Outlots Total Excluding Outlots 1Q2010 Gross Leasable Area (sq.ft.) 10,097 20,000 - 30,097 30,097 Contractual Rent / Sq.Ft. ($/sq.ft.) [2] $12.51 $12.00 $0.00 $12.17 $12.17 Prior Rent / Sq.Ft. ($/sq.ft.) [3] $14.77 $10.39 $0.00 $11.86 $11.86 PSF Annual Increase / (Decrease) ($2.26) $1.61 $0.00 $0.31 $0.31 % Increase / (Decrease) -15.3% 15.5% 0.0% 2.6% 2.6% Total Lease Summary - Comparable and Non-comparable: Non-Anchors Anchors Outlots Total Number of Leases Gross Leasable Area (sq.ft.) 119,704 165,600 - 285,304 285,304 Contractual Rent / Sq.Ft. ($/sq.ft.) $14.91 $7.90 $0.00 $10.84 $10.84 Prior Rent / Sq.Ft. ($/sq.ft.) $16.95 $9.97 $0.00 $12.90 $12.90 PSF Annual Increase / (Decrease) ($2.04) ($2.07) $0.00 ($2.06) ($2.06) % Increase / (Decrease) -12.0% -20.8% 0.0% -16.0% -16.0% Notes [1] Comparable leases represent those leases signed on spaces for which there was a former tenant. [2] Contractual rent represents contractual minimum rent under the new lease for the first 12 months of the term. [3] Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. Total Excluding Outlots Page 24

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
As of March 31, 2010

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
All Leases						
2010 [1]	97	354,123	6.75%	$4,485,837	6.66%	$12.67
2011	129	490,877	9.36%	7,633,095	11.33%	15.55
2012	121	590,587	11.26%	8,223,982	12.21%	13.93
2013	98	686,525	13.09%	9,149,995	13.58%	13.33
2014	80	582,489	11.11%	6,962,847	10.33%	11.95
2015	53	666,229	12.71%	7,286,313	10.81%	10.94
2016	29	482,575	9.20%	6,034,522	8.96%	12.50
2017	20	202,220	3.86%	3,482,416	5.17%	17.22
2018	18	246,822	4.71%	2,994,411	4.44%	12.13
2019	18	245,544	4.68%	3,304,726	4.90%	13.46
2020+	27	694,703	13.27%	7,823,873	11.61%	11.26
Total	690	5,242,694	100.00%	$67,382,017	100.00%	$12.85
All Anchor Leases						
2010 [1]	3	84,444	2.68%	$634,616	2.08%	$7.52
2011	5	157,634	5.00%	1,486,382	4.88%	9.43
2012	5	224,553	7.12%	1,643,073	5.40%	7.32
2013	10	418,400	13.27%	4,005,322	13.16%	9.57
2014	10	338,572	10.74%	2,627,908	8.63%	7.76
2015	12	487,328	15.45%	4,350,768	14.29%	8.93
2016	10	358,950	11.38%	3,770,920	12.39%	10.51
2017	5	134,910	4.28%	2,044,005	6.71%	15.15
2018	4	177,514	5.63%	1,851,413	6.08%	10.43
2019	5	201,705	6.40%	2,415,679	7.94%	11.98
2020+	10	569,504	18.05%	5,611,588	18.44%	9.85
Total	79	3,153,514	100.00%	$30,441,674	100.00%	$9.65
All Non-Anchor Leases						
2010 [1]	94	269,679	12.91%	$3,851,221	10.43%	$14.28
2011	124	333,243	15.95%	6,146,713	16.64%	18.45
2012	116	366,034	17.52%	6,580,909	17.81%	17.98
2013	88	268,125	12.83%	5,144,673	13.93%	19.19
2014	70	243,917	11.68%	4,334,939	11.73%	17.77
2015	41	178,901	8.56%	2,935,545	7.95%	16.41
2016	19	123,625	5.92%	2,263,602	6.13%	18.31
2017	15	67,310	3.22%	1,438,411	3.89%	21.37
2018	14	69,308	3.32%	1,142,998	3.09%	16.49
2019	13	43,839	2.10%	889,047	2.41%	20.28
2020+	17	125,199	5.99%	2,212,285	5.99%	17.67
Total	611	2,089,180	100.00%	$36,940,343	100.00%	$17.68

[1] Year 2010 also includes month-to-month leases.

Q12010
Page 25

INVESTOR INFORMATION Inquiries Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors. Please address all inquiries to our Investor Relations Department: Dawn L. Hendershot Director of Investor Relations and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone: (248) 592-6202 FAX: (248) 592-6203 E-mail: dhendershot@rgpt.com Website: www.rgpt.com Ticker: NYSE:RPT Research Coverage J.P. Morgan Michael W. Mueller, CFA 212. 622.6689 KeyBanc Capital Markets Todd M. Thomas, CFA 917.368.2286 RBC Capital Markets Richard C. Moore, CFA 440.715.2646 Stifel Nicolaus Nathan Isbee 443.224.1346 Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com. Page 26